UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2013

TOROTEL, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	1-8125 (Commission File Number)	44-0610086 (I.R.S. Employer Identification No.)

620 North Lindenwood Drive
Olathe, KS 66062
(Address of principal executive office)(Zip Code)

(913) 747-6111
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2013, the Board of Directors of Torotel, Inc. (“Torotel”) unanimously approved an amendment to the Directors Stock Appreciation Rights Plan (the “Plan”) that amends Section 7.5 of the Plan giving directors the right to exercise fully vested stock appreciation rights (“SARs”) following the fifth anniversary of the SARs grant date.  The approved Plan, as amended and restated, is included with this Current Report on Form 8-K as exhibit 10.12.  All other terms and conditions of the Plan as filed with the Securities and Exchange Commission on April 21, 2005, as Exhibit 10.4 to Torotel’s quarterly report on Form 10-QSB, remain unchanged.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

10.12 Amended and Restated Directors Stock Appreciation Rights Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOROTEL, INC.

By:	/s/ H. James Serrone
H. James Serrone
Vice President of Finance and
Chief Financial Officer

Date: December 11, 2013

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